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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: April 16, 1998

                      AUTONOMOUS TECHNOLOGIES CORPORATION
            (Exact name of registrant as specified in its charter)


        Florida                         0-28278                  59-2554729
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


                 2800 Discovery Drive, Orlando, Florida 32826
       (Address of registrant's principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:  (407) 384-1600


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                             ITEM 5: OTHER EVENTS.

     On April 16, 1998, the Company entered into a Convertible Preferred Stock Purchase Agreement (the "Stock Purchase Agreement") and a Registration Rights Agreement with OZ Master Fund, Ltd. (the "Investor"). The Investor is managed by the Och-Ziff Capital Management Group. Copies of the Stock Purchase Agreement and the Registration Rights Agreement are attached to this Form 8-K as Exhibits
10.1 and 10.2.

     Under the Stock Purchase Agreement, the Investor has agreed to purchase 500 shares of Series I Convertible Preferred Stock (the "Preferred Stock"), with an option to purchase an additional 400 shares of Preferred Stock and a Stock Purchase Warrant for 300,000 shares of common stock (the "Option"). That is, if the Option is exercised, the Investor will purchase an additional 400 shares of Preferred Stock along with the Stock Purchase Warrant for 300,000 shares of common stock (the "Warrant"). The purchase price for the initial 500 shares of Preferred Stock is $5,000,000, and the exercise price for the Option is $4,000,000. A copy of the Warrant is attached to this Form 8-K as Exhibit 10.3.

     The Option has a term of 55 days following the effective date of a resale registration statement to be filed pertaining to the shares of common stock underlying the initial 500 shares of Preferred Stock, the 400 shares of Preferred Stock underlying the Option, and the 300,000 shares of common stock underlying the Warrant. The Company intends to file a resale registration statement for these shares as soon as practicable on Form S-3, and will use its best efforts to have this resale registration statement declared effective by the Securities and Exchange Commission.

     The offering of the 500 shares of Preferred Stock and the Option was completed upon the execution of the Stock Purchase Agreement and the Registration Rights Agreement. The closing on the purchase and sale of 500 shares of Preferred Stock is subject to the resale registration statement being declared effective by the SEC within 70 days from April 16, 1998. In the event that the resale registration statement has not been declared effective within this 70-day period, either party has the right to extend the date within which the resale registration statement must become effective by 45 days, provided that the requesting party is using its best efforts to have the resale registration statement declared effective. In the event that the Resale Registration Statement is not declared effective within such 70-day period (or an extended period of up to 45 days as previously described), the Investor will have the right not to close and to terminate the Stock Purchase Agreement.

     The Preferred Stock will be issued by the Company out of authorized but unissued shares of preferred stock, the terms of which have been set by action by the Company's Board of Directors. In connection with the sale of the Preferred Stock, the Board of Directors has adopted a Certificate of Designation of the terms of the Preferred Stock and the Company's Articles of Incorporation will be amended as soon as practicable to include these terms. A copy of the Certificate of Designation of Convertible Preferred Stock, Series I, is attached to this Form 8-K as Exhibit 10.4.

     The following is a summary of the terms of the Preferred Stock. This summary is qualified in its entirety to the terms of the Preferred Stock contained in the Certificate of Designation of Convertible Preferred Stock, Series I:

     a. Number of Shares of Convertible Preferred Stock, Series I Which May Be
        ----------------------------------------------------------------------
        Issued - A total of 900 shares.
        ------

     b. Voting Rights of the Preferred Stock - Except for the matters provided
        ------------------------------------
        below, the holders of the Series I Preferred Stock do not have voting rights. The Company shall not, without the affirmative vote of the holders of a majority of the shares of the Series I Preferred Stock then outstanding, take any of the following actions: (a) so long as any shares of Series I Preferred Stock are outstanding, amend its certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any conversion or transfer rights of any holder; (b) so long as 15% of the shares of Series I Preferred Stock are outstanding, declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock except as permitted under the Certificate of


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        Designation and as would not materially and adversely affect the rights of any holder hereunder; (c) so long as 30% of the shares of Series I Preferred Stock are outstanding, repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock, except for repurchases effected by the Company on the open market, pursuant to a direct stock purchase plan; (d) so long as 15% of the shares of Series I Preferred Stock are outstanding, authorize or create any class of equity or equity equivalent security that ranks senior to or on parity with the Series I Preferred Stock; (e) so long as 30% of the shares of Series I Preferred Stock are outstanding, make investments outside the ordinary course of the Company's business in a cumulative amount in excess of $500,000; (f) so long as 30% of the shares of Series I Preferred Stock are outstanding, incur indebtedness for borrowed money, or for the deferred purchase or acquisition price of property or services, directly or indirectly, in an amount greater than $500,000, excluding, however, indebtedness incurred in financing of equipment in connection with the Company's product sales in the ordinary course; (g) so long as any shares of Series I Preferred Stock are outstanding, merge or consolidate with another entity or sell substantially all of the Company's assets if the proceeds of the transaction are insufficient to redeem the Series I Preferred Stock then outstanding in full; (h) so long as 15% of the shares of Series I Preferred Stock are outstanding, pledge or encumber substantially all of the Company's assets or property; or (i) enter into any agreement with respect to any of the foregoing. The voting rights provided in the foregoing clauses (b) - (h) shall expire on the 300th day following the Original Issue Date. The Original Issue Date is the date of the initial closing for 500 shares of Preferred Stock, which will be as soon as practicable after the resale registration statement referred to above is declared effective by the SEC.

     c. Dividends - The holders of the Preferred Stock are not entitled to
        ---------
        receive dividends. So long as any shares of Preferred Stock remain outstanding, the Company cannot redeem, purchase or otherwise acquire, directly or indirectly, any securities which are junior in status to the Preferred Stock, nor can the Company, directly or indirectly, pay or declare any dividend or make any distribution upon any securities which are junior in status to the Preferred Stock.

     d. Liquidation Preference - Upon any liquidation, dissolution or winding up
        ----------------------
        of the Company, the holders of Preferred Stock are entitled to receive 100% of the purchase price per share of the Preferred Stock ahead of any distribution or payment to the holders of any securities which are junior to the Preferred Stock (which includes the common stock). Sale, conveyance or disposition of all, or substantially all, of the assets of the Company, or the effectuation by the Company of a transaction or a series of related transactions in which more than 50% of the voting power of the Company is disposed of, or a consolidation or merger of the Company with or into any other company or companies will cause the Company or its successor to have the obligation to repurchase the outstanding shares of Preferred Stock for cash based on the formula described below pertaining to the value of the underlying shares of common stock on an as-converted basis, unless the holders of shares of Preferred Stock elect to convert their shares into common stock and receive the consideration that may be applicable in any sale of assets, consolidation or merger.

     e. Conversion of the Preferred Stock - The Preferred Stock is convertible
        ---------------------------------
        into shares of common stock upon the election of the holder of any such shares based on the formula described below. The Company can require the holders of the Preferred Stock to convert such stock into shares of common stock based on the application of the formula described below at any time after two years from the Original Issue Date. On the third anniversary of the Original Issue Date, the Company may require the shares of Preferred Stock to be converted based on the formula described below, or may redeem for cash the outstanding shares of Preferred Stock at a price equal to 110% of the purchase price of such shares.

        The number of shares of common stock into which each share of Preferred Stock is convertible is determined by dividing the purchase price per share of the Preferred Stock ($10,000) by 90% of


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        the average of the lowest trading price per share of common stock on the
        Nasdaq National Market for the five trading days immediately preceding the conversion date. This formula is modified in the event that trading is suspended in the Company's stock for periods in excess of 10 days.

     f. Limitation on the Number of Shares into Which the Preferred Stock Can Be
        ------------------------------------------------------------------------
        Converted - The terms of the Preferred Stock contain a formula
        ---------
        establishing the maximum number of shares of common stock into which the Convertible Preferred Stock can be converted. This maximum number will be set at one share less than that number of shares which will constitute 20% of the outstanding shares of common stock on the day before the closing for the purchase of the initial 500 shares of Preferred Stock. As of this date, the maximum number of shares would be 2,111,710. Except for the possibility of the exercise of outstanding stock options or warrants between this date and the closing date on the sale of the initial 500 shares of Preferred Stock, the Company has no plans to issue additional shares of common stock. This maximum limitation applies to the total number of shares of Series I Convertible Preferred Stock that are ultimately issued (whether this number is 500 shares or 900 shares, depending on whether or not the Investor exercises the Option). In the event that all of the shares of Preferred Stock cannot be converted pursuant to the formula described above because of the limitation on the maximum number of shares described previously, the Company will have an obligation to purchase any such shares that cannot be converted on the same basis as if the Company is required to redeem such shares due to a merger or consolidation.

     g. Permissible Redemption - The Company is not required to redeem any of
        ----------------------
        the Preferred Stock except under the circumstances described above if there are any shares of Preferred Stock that cannot be converted based on the formula described above due to the limitation on the maximum number of shares that may be issued for conversion. However, the Company has the right to redeem the Preferred Stock under two circumstances. One of the circumstances is described in (f) above. The other circumstance arises in the event that the price of the common stock at which the Preferred Stock may be converted falls to less than $4.50 per share, the Company may redeem all shares that are tendered for conversion at a conversion price less than $4.50 per share for cash equal to 110% of the purchase price paid for the Preferred Stock.

     h. Limitation on Amount of Preferred Stock That May Be Converted -
        -------------------------------------------------------------
        Beginning on the 15th day after the Original Issue Date, 115 shares may be converted and an additional 115 shares may be converted on each subsequent monthly anniversary of such date. The purchase price for 115 shares of Preferred Stock is $10,000 per share or $1,150,000 in the aggregate. For purposes of example only, if the applicable conversion price is $5.50 per share, 115 shares of Preferred Stock could be converted into 209,091 shares of common stock.

     The Stock Purchase Warrant which will be issued only if the Option is exercised is for 300,000 shares of common stock and has a term of two years. The exercise price will be 125% of the per share price determined by taking the average of the lowest trading prices on the Nasdaq National Market for each of the five trading days preceding the date of the closing of the purchase of 500 shares of Preferred Stock. The Stock Purchase Warrant may be exercised only through the payment of cash to the Company.

     The Company expects to file the resale registration statement required by the Stock Purchase Agreement and the Registration Rights Agreement on or about April 28, 1998. Subject to being able to adequately respond to comments received from the Securities and Exchange Commission concerning such registration statement, the Company believes that the resale registration statement will be effective on or before June 3, 1998.

     On April 16, 1998, the Company and a financial institution (the "Lender") entered into a letter of intent whereby Lender may provide up to $15,000,000 of lease financing to the Company under a master lease agreement, for placing LADARVision Systems in the field. Under the proposed master lease agreement, the Company would receive the approximate manufacturing cost upon the placement of each system with a full payout of the lease to occur within three years. The letter of intent provides certain minimum requirements for placement agreements


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between the Company and its customers. The Lender is conducting further due diligence on the Company at this time. There can be no assurances that the Company and Lender will enter into definitive agreements regarding this funding arrangement.


                                   EXHIBITS

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Exhibit Number  Exhibit Description
--------------  ------------------------------------------------
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10.1            Convertible Preferred Stock Purchase Agreement
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10.2            Registration Rights Agreement
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10.3            Warrant
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10.4            Certificate of Designation
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10.5            Financial Statements
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10.6            Consent of Independent Certified
                Public Accountants
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Autonomous Technologies Corporation


Date:   April 27, 1998              By: /s/ Randy W. Frey
     -----------------                 ________________________________________
                                    Randy W. Frey, Chief Executive Officer



                               INDEX TO EXHIBITS

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Exhibit Number  Exhibit Description
--------------  ------------------------------------------------
----------------------------------------------------------------
10.1            Convertible Preferred Stock Purchase Agreement
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10.2            Registration Rights Agreement
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10.3            Warrant
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10.4            Certificate of Designation
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10.5            Financial Statements
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10.6            Consent of Independent Certified
                Public Accountants
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